UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2006

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant’s Certifying Accountants.

The Audit Committee of the Board of Directors of eMerge Interactive, Inc. determined to request proposals from auditing firms for the Company’s 2006 audit. At a meeting held on April 28, 2006, the Audit Committee terminated KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm and approved the engagement of Tedder, James, Worden & Associates, P.A. (“TJW”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 to replace KPMG.

KPMG’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two years ended December 31, 2005 and 2004 and through the date of this Form 8-K, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report on eMerge’s financial statements for such years. During the two most recent years ended December 31, 2005 and 2004 and through the date of this Form 8-K, there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K, except for the existence of a material weakness in the Company’s internal control over financial reporting, related to the Company’s failure to review two contracts on a timely basis, in accordance with the policy in place at the time, previously reported and described in Item 9A in Part II of the Company’s Form 10-K for the year ended December 31, 2004 (the “Company’s 2004 10-K”). As described in Item 9A in Part II of the Company’s 2004 10-K, the Company took actions in the first quarter of 2005 that the Company believes appropriately addressed such material weakness.

During the fiscal years ended December 31, 2005 and 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted TJW regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided TJW with a copy of this Form 8-K prior to filing it with the Securities Exchange Commission.

The Company has requested KPMG to furnish eMerge with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter is included as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16	Letter to the Securities and Exchange Commission from KPMG LLP, dated May 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 4, 2006

eMerge Interactive, Inc.

By:	/s/ ROBERT E. DRURY
Robert E. Drury
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.:	Description:
16	Letter to the Securities and Exchange Commission from KPMG LLP, dated May 4, 2006.